Exhibit 10.1

AMENDMENT

This Amendment, dated as of June 6, 2019, is made to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of May 29, 2019, between Spherix Incorporated (the “Company”) and the purchaser signatory thereto (the “Purchaser”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Purchase Agreement and the Warrant.

WHEREAS, Section 2.1 and Section 2.2(a)(iii) of the Purchase Agreement provides that the Company shall issue Warrants to the Purchaser to the extent that Purchaser’s purchase of securities pursuant to the Purchase Agreement would cause such Purchaser’s beneficial ownership to exceed 9.99% (such beneficial ownership limitation, the “Limitation”) of the issued and outstanding shares of Common Stock immediately following the issuance of the Shares thereunder;

WHEREAS, the mutual intent of the parties prior to the execution of the Purchase Agreement was that the Limitation be 4.99% rather than 9.99%; and

WHEREAS, the Company and the Purchaser, to effect the mutual intent of the parties, wish to amend the Purchase Agreement to provide that the Limitation is 4.99% and to take certain actions in connection therewith.

NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

1. Section 2.1 and Section 2.2(a)(iii) of the Purchase Agreement are hereby amended to delete the term “9.99%” in each section and to insert in substitution thereof in each section the term “4.99%.”

2. Pursuant to the amendments set forth herein, the Purchaser shall surrender and deliver 115,269 Shares to the Company on the date hereof and the Company shall deliver an additional 115,269 Warrants, with a Beneficial Ownership Limitation of 4.99% therein and registered in the name of the Purchaser, to the Purchaser on the date hereof.

Except as specifically provided herein, the terms and conditions of the Purchase Agreement and the Transaction Documents shall remain in full force and effect and the rights and obligations of the parties thereunder shall, except as specifically provided herein, be unaffected by this Amendment and shall continue as provided in such documents and shall not be in any way changed, modified or superseded by the terms set forth herein. This Amendment may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement.

[signature page follows]

IN WITNESS WHEREOF, this agreement is executed as of the date first set forth above.

SPHERIX INCORPORATED

By:
Name:
Title:

PURCHASER:

Name:

By:
Name:
Title:

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